Exhibit 99.1
Flowserve Corporation Robert W. Baird’s 38th Annual Industrial Conference November 12, 2008 Lew Kling, President and Chief Executive Officer Mark Blinn, SVP, Chief Financial Officer and Latin America Operations Tom Pajonas, President Flow Control Division Zac Nagle, VP, Corporate Planning & Investor Relations

Special Note
SAFE HARBOR STATEMENT: This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.
The forward-looking statements included in this presentation are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products requiring sophisticated program management skills and technical expertise for completion; the substantial dependence of our sales on the success of the petroleum, chemical, power and water industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global petroleum producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; our furnishing of products and services to nuclear power plant facilities; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; risks associated with certain of our foreign subsidiaries conducting business operations and sales in certain countries that have been identified by the U.S. State Department as state sponsors of terrorism; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits, and tax liabilities that could result from audits of our tax returns by regulatory authorities in various tax jurisdictions; the potential adverse impact of an impairment in the carrying value of goodwill or other intangibles; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; changes in the global financial markets and the availability of capital; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.
All forward-looking statements included in this presentation are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.
Flowserve Corporation Confidential & Proprietary Page 2

North America Latin America Europe Middle East Africa China India Rest of Asia A Leading Portfolio of Products, Solutions & Services Core Industries Power Chemical Aftermarket Support Services A Broad Set of Product Capabilities Pumps — Valves — Seals Quick Response Centers (QRCs) Oil / Gas Water Localized General Industry Support Lower Total Cost of Ownership Industry Leading Products • Critical Industry Application • Aftermarket Capabilities INFRASTRUCTURE INDUSTRIES GENERAL INDUSTRIES Oil / Gas Power Chemical Water Mining Food & Bev Pulp & Paper Page 3

Q3 Highlights Record Third Quarter EPS of $2.04, up 85.5% Includes benefits from tax matters of $0.22, net Partially offset by $0.12 of foreign currency hedging activities Increased Operating Margin, up 240 basis points to 14.2% Continued strong Gross Margin improvement, up 100 basis points to 35.1% Continued SG&A reduction as a percentage of sales, down 170 basis points to 21.2% Record Third Quarter Bookings of $1.37 billion, up 29.5% Organic* bookings growth of 22.4% 7th consecutive quarter of bookings over $1 billion Pump Division bookings up 44.3%, including 35.1% organic growth Record Third Quarter Sales of $1.15 billion, up 25.5%, including 18.4% organic growth As of October 28th, Expect 2008 EPS Target at or Around Upper End of Previously Announced Range of $7.20 to $7.50 * Organic bookings and sales exclude the impact of currency and the acquisition of Niigata Worthington

Q3 Highlights (Continued) Continued strong aftermarket growth driven by our end-user strategy Increased unsecured European “Letter of Credit” facility in September by EUR 30 million Repurchased $100M in common stock as part of the company’s authorized $300M share buyback program Corporate rating increased by S&P to BB/positive outlook from BB-/positive outlook On September 29th, Standard & Poor’s added Flowserve to the S&P 500 Index Strong Balance Sheet Drove Favorable Banking, Rating Agency and S&P Index Actions

Q3 Year-to-Date Highlights Record Year-to-Date EPS of $5.71, up 104.7%, including $0.38 net tax items Record Year-to-Date Bookings of $4.11 billion, up 28.4%, including 18.9% organic growth Record Year-to-Date Sales of $3.30 billion, up 24.5%, including 14.8% organic growth Significant Gross Margin Improvement, up 220 basis points to 35.4% Continued SG&A Reduction as a percentage of sales, down 140 basis points to 22.1% Increased Consolidated Operating Margin, up 340 basis points to 13.7% Drove strong Q3 Ending Backlog of $3.08 billion Record Bookings and Continued Operational Excellence Positions Flowserve Well for 2009

Q3 – Consolidated Financial Results ($ millions) 3rd Quarter Year-to-Date 20072008 Delta 2007 2008 Delta Bookings $ 1,061.0 $ 1,373.5 29.5% $ 3,203.1 $ 4,113.428.4% Sales $ 919.2 $ 1,153.6 25.5% $ 2,653.3 $ 3,304.5 24.5% Gross Profit $ 313.6 $ 404.9 29.1% $ 5 881. $ 7 1,168. 32.6% Operating Income $ 108.2 $ 163.6 51.2% 6 $ 272. $ 453.9 66.5% Operating Margin (%) 11.8% 14.2% 240 bps 10.3% 13.7% 340 bps Net Earnings $ 63.1 $ 117.0 85.4% $ 9 159. $ 328.0 105.1% Diluted EPS* $ 1.10 $ 2.04 85.5% 79 $ 2. $ 5.71 104.7% * As of 9/30/08, 1.1 million shares had been repurchased in conjunction with the company’s previously announced $300 million share buyback program Record Third Quarter Bookings, Sales, Op Margin and EPS

Strong Bookings Growth ($ millions) +31% +30% +24% $1,429 $1,374 $1,311 $1,116 $1,089 $1,061 $1,053 $912 $934 $879 $892 $774 $771 $686 +24% $696 +16% +19% +20% $621 $638$634 $628 +28% +31% +15% +21% +10% +9% +22% +23% Q1 Q2 Q3 Q4 2004 2005 2006 2007 2008 * Q3 2008 bookings included currency benefit of approximately $53 million and Niigata Worthington acquisition bookings of $22 million compared to Q3 2007 Continued Strong Organic Bookings Growth, Up 22% in Q3 2008

Strong Sales Growth ($ millions) +24% +26% $1,158 $1,154 +24% $1,109 $993 $931 $919 $884 $803 $753 $771 $739 $691$704 $654 $649 $616 $618 $623 $577 +23% +24% +19%+26% +6% +9% +19% +20% +7% +12% +4% +5% Q1 Q2 Q3 Q4 2004 2005 2006 2007 2008 * Q3 2008 sales included currency benefit of approximately $47 million and Niigata Worthington acquisition sales of $18 million compared to Q3 2007 Continued Strong Organic Sales Growth, Up 18% in Q3 2008

Market Outlook

What Drives Long Cycle Global Infrastructure Investments? Historical • Shareholder Value Primary Profit Capital Investments • Internal Rate of Return Driver • Population Growth • Rural to Urban Move Growth Investments Demographics • Industrialization • Middle Class Rise Aging • Refurbishment • Upgrade • Efficiency Sustaining Investments Increasing Infrastructure • Optimization Drivers of Investments • Diversification • Environmental Independence • Energy Security • Nationalism Political Investments Economic • Job Creation • Social Stability Social Investments Growth • Political Stability • Localization Government Funding Often Available for Infrastructure Spending in Developing Markets

FLOWSERVE

GLOBAL PRESENCE


North America
Latin America
Europe
Middle East
Africa
China
India
Rest of Asia

Market Perspective – Oil & Gas

Flowserve 3Q08 YTD Bookings Split


37%

Industry Market in $Billions for Pumps, Valves & Seals


Developing Markets
Mature Markets
8.3 8.3 8.7 7.9 7.8 7.9 9.1 9.6 10.5 11.8 13.7 16.5 19.3
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07

Chart Source:
European Industrial Forecast adjusted to nominal dollars

Recent Announcements:

- Petrobras to Build its Largest Refinery (600,000 BBL/d) in Northeastern Brazil…. Petrobras will invest a total of $20 billion in the project *[Industrial Info Resources (IIR) Nov 10, 08]*
- …. Saudi Aramco, the world's top oil exporter, is on track to boost capacity to 12 million barrels per day by mid-2009…. *[Reuters Nov 9, 08]*
- China's top offshore oil and gas producer CNOOC Ltd. has not yet been affected by the global financial crisis, but could begin to feel more pressure if the crisis worsens… *[Reuters Nov 7, 08]*
- International Energy Agency sees oil above $100, recognizes supply limit … investment of more than $26 trillion will be needed in the next 20 years to offset the impact of falling supply at aging oilfields and ensure the world has enough energy… *[Reuters Nov 6, 08]*
- Conoco, Aramco delay Yanbu Refinery Construction - The current bidding process to build the export refinery will be delayed from the fourth quarter of 2008 to the second quarter of 2009….. *[Reuters Nov 6, 08]*
- Tesoro's Profit Jumps Fivefold to $259 Million as Lower Crude Oil Prices Boost Refining Margins *[IIR Oct 31, 08]*
- Valero Delays Projects for Major Maintenance Turnarounds and Reduces Capital Spending by Nearly $2 Billion Through 2009 *[IIR Oct 30, 08]*

Despite Short Term Disruptions, the Oil & Gas Industry Continues to Forecast Long Term Opportunity on a Global Scale

Experience In Motion

Flowserve Confidential & Proprietary

INFRASTRUCTURE INDUSTRIES


Oil / Gas
Power
Chemical
Water

GENERAL INDUSTRIES


Mining
Food & Bev
Pulp & Paper

Page 12

FLOWSERVE
GLOBAL PRESENCE

North America
Latin America
Europe
Middle East
Africa
China
India
Rest of Asia

Flow Control Opportunities Based on Long Term View of Oil Demand

UPSTREAM | MIDSTREAM | DOWNSTREAM | CHEMICAL | POWER | GENERAL INDUSTRIES


Production
Transportation
Refining and Processing

Market Price per Barrel of Oil

UPSTREAM
- Alternative Fuels, Conventional and Complex Oil Recovery Investment
- Conventional Oil Recovery Investment
- Challenges Investments

MIDSTREAM
- Pipeline Investment To Reduce Transportation Costs
- --------
- Security Issues
- Challenges Investments

DOWNSTREAM
- Tight "Crack Spreads" Reduces Investment
- Acceptable "Crack Spreads" Increases Investments
- Challenges Investments

CHEMICAL / POWER / GENERAL INDUSTRIES
- High Operating & Feedstock Costs Reduce Profitability
- Alternative Feedstock Investment
- Facilities Built Near Feedstock
- Improved Profitability
- Challenges Alternative Feedstock Investments

Optimally Priced Oil

Long Term Investments Not Driven by Spot Prices


INFRASTRUCTURE INDUSTRIES
Oil / Gas
Power
Chemical
Water
GENERAL INDUSTRIES
Mining
Food & Bev
Pulp & Paper

Experience In Motion
Flowserve Confidential & Proprietary
Page 13

FLOWSERVE

GLOBAL PRESENCE


North America
Latin America
Europe
Middle East
Africa
China
India
Rest of Asia

Market Perspective – Chemical

Flowserve 3Q08 YTD Bookings Split


19%

Industry Market in $Billions for Pumps, Valves & Seals


Developing Markets
Mature Markets
6.4
7.1
8.1
7.3
6.9
7.5
7.7
8.1
8.6
9.5
10.7
12.0
13.3
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07

Chart Source:
European Industrial Forecast adjusted to nominal dollars

Recent Announcements:

- North American chemical plant maintenance turnaround spending is set to increase sharply in 2009 – currently 375 projects worth $1.2 billion in investment scheduled *[IIR Nov 6, 08]*
- Strong Third-Quarter Earnings Will Help Support a Healthy Long-Term Outlook for the Chemical Processing Industry *[IIR Nov 4, 08]*
- Sinopec Begins Construction of Largest Petrochemical Base in Central China - The project involves building new facilities and renovating old ones *[IIR Oct 29, 08]*
- Industrial Gases to Remain One of the Largest Growth Segments of the CPI in 2009 *[IIR Oct 22, 08]*
- China Guodian to Invest $15.8 Billion for Chemical Projects in Ningxia Region *[IIR Sept 10, 08]*
- The Indian composite industry is expected to grow at a rate of 25% during the next four to five years – '05-'06 production of 110,000 tons is expected to rise to 188,370 tons by 2010 *[IIR Sept 24, 08]*
- Construction of $8.9 Billion of North American Coal Gasification Projects Planned for 2009 *[IIR Sept 22, 08]*

The Chemical Industry Continues to Provide Opportunity in Capital and Maintenance

Experience In Motion

Flowserve Confidential & Proprietary

INFRASTRUCTURE INDUSTRIES


Oil / Gas
Power
Chemical
Water

GENERAL INDUSTRIES


Mining
Food & Bev
Pulp & Paper

Page 14

FLOWSERVE

GLOBAL PRESENCE


North America
Latin America
Europe
Middle East
Africa
China
India
Rest of Asia

Market Perspective – Power

Flowserve 3Q08 YTD Bookings Split


15%

Industry Market in $Billions for Pumps, Valves & Seals


Developing Markets
Mature Markets
2.4
3.3
4.4
4.0
4.3
5.0
5.6
5.0
5.1
5.8
6.5
7.2
7.9
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
>'07

Chart Source:
European Industrial Forecast adjusted to nominal dollars

Recent Announcements:

- NDRC (National Development and Reform Commission - China) Approves Two Projects for 1,000-Megawatt Ultra-Supercritical Coal-Fired Units *[IIR Nov 10, 08]*
- The US Utility Industry will have to invest $1.5 – 2.0 Trillion between 2010 and 2030 to maintain current levels of reliable energy services… *[Financial Times Nov 3, 08]*
- India Taps into Buyers' Market to Fuel its 40,000-Megwatt Nuclear Power Program - India is planning to add 40,000 megawatts (MW) of nuclear power generation capacity by 2020 *[IIR Nov 7, 08]*
- North American Coal-Fired generation projects totaling $49 Billion planned for 2009 *[IIR Sept 30, 08]*
- Report on Indian Power Sector Calls for Immediate Action on Power Deficit - Government has allocated $95 billion to meet the increased demand *[IIR Sept 24, 08]*
- India has increased its target of additional power generation over the next five years from 79 gigawatts (GW) to 90 GW *[IIR Sept 23, 08]*
- China raises 2020 nuclear power generation target to 70 GW from 60 GW. Current nuclear grid capacity is 10 GW *[IIR Aug 11, 08]*

The Power Industry Continues to Show Opportunity even with Economic Concerns

Experience In Motion

Flowserve Confidential & Proprietary


INFRASTRUCTURE INDUSTRIES
Oil / Gas
Power
Chemical
Water
GENERAL INDUSTRIES
Mining
Food & Bev
Pulp & Paper

Page 15

GLOBAL PRESENCE


North America
Latin America
Europe
Middle East
Africa
China
India
Rest of Asia

Market Perspective – Water

Flowserve 3Q08 YTD Bookings Split


6%

Industry Market in $Billions for Pumps, Valves & Seals


Developing Markets
Mature Markets
8.5
9.3
9.9
10.1
10.7
11.3
12.5
12.4
12.7
13.2
13.9
15.0
16.6
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07

Chart Source:
European Industrial Forecast adjusted to nominal dollars

Recent Announcements:

- The U.S. alone will require an estimated $300 billion - $1 trillion in water infrastructure upgrades *[Times Online June 2008]*
- The GCC *(Gulf Cooperative Council)* will require $20 billion by 2015 in new desalination capacity to meet demand *[steelguru.com Sept 8, 08]*
- "Blue Book" predicts € 67 billion of investment in the Italian water sector over the next 30 years *[Global Water Intelligence Aug 8, 08]*
- More seawater RO (reverse osmosis) capacity is now under construction than at any time before. Large-scale projects are underway in most regions of the world. *[Water Desalination Report Sept 29, 08]*
- Spending on new water infrastructure across both developed and developing countries needs to more than double from its current level of an estimated $80 billion annually to $180 billion annually over the next 15-20 years *[Morgan Stanley Emerging Markets Infrastructure April 2008]*
- Capital investment in the desalination industry is projected to total more than $56 billion in next 7 years *[Global Water Intelligence Dec 2007 Report]*

(*) Source: steelguru.com reported referencing a March 2008 "Research & Markets" Report – "Power and Water in the GCC: the Struggle to Keep Supplies Ahead of Demand"

Water Market Continues to See Increasing Investment in Desalination

Experience In Motion
Flowserve Confidential & Proprietary
INFRASTRUCTURE INDUSTRIES
Oil / Gas Power Chemical Water



GENERAL INDUSTRIES
Mining Food & Bev Pulp & Paper



Page 16

“Be Prepared” OPERATIONAL EXCELLENCE STRATEGIC INITIATIVES Moving Strategic Sourcing, Subassembly Production and Final Assembly to Low Cost Countries Hiring Temporary Employees where Practical Using Multiple Shifts vs. “Brick & Mortar” Integrating our Global ERP Systems Developing a Global Engineering Platform Expanding our India Research & Engineering Centers Adding New Automated Machining Centers Worldwide Driving Further SG&A Reductions Accelerating Continuous Improvement Programs These Initiatives Along With Our Growth Strategies Position the Company For All Phases of Business Cycles

Major Project Wins Around the World Customers Continue to Demonstrate Long Term Trust in Flowserve

Investment for Continued Global Aftermarket Growth Aftermarket Revenues FACTORS EFFECTING SUSTAINABLE AFTERMARKET: 1.6 1) Quick Response Centers (QRC) Near Customers 1.4 2) Keeping Fuel Available, Electricity “On” & Water Flowing 3) Large Installed Base Worldwide 1.2 4) New Projects Coming Off Warranty Coverage Billions 1.0 2H07 3Q08 5) Spares Contracts 0.8 2H05 2H06 $ 2H04 ADDITIONAL OPPORTUNITIES: 0.6 1) Owners’ Outsourcing of Service 0.4 1H06 1H07 1H08 2) Servicing Competitors’ Products 1H04 1H05 3) Displacing Replicators or “Pump Pirates” 0.2 4) System Optimization - 5) Lifecycle Advantage Agreements for System Availability 2004 2005 2006 2007 2008 Global Aftermarket Continues to Provide Growth Opportunities Through All Phases of the Business Cycle

Investment for Research & Development Nuclear Power Generation Subsea Oil & Gas Recovery Desalination Expansion Intelligent Pump Systems Intelligent Valve System IPSTM ValveSight ® Collaboration with Customers Optimizes Strategic Investments in Technology

Investments in Alternative Energy Solutions Alternative Energy Markets Currently Served Markets Target Markets Under Development Clean Coal – Coal to Liquids Solar Power Geo-Thermal Power Wind Power & Coal Gasification Bio-Technology Gas Fuel Compression Compressed Hydrogen Gas Fuel Ocean Energy Conversion Liquefied Natural Gas (LNG) Flowserve is Already Supporting Many Advancements in These Critical Areas

In Closing, History Tells Us ... .... There Are Business Cycles ... But ... 70.3 Total Market in $Billions for Pumps, Valves & Seals 62.6 There is continued Infrastructure Investment Developing Markets 55.8 Mature Markets Aftermarket spend must continue in order to keep: 49.8 45.7 43.1 43.3 38.7 39.3 Oil & Gas Water Chemicals Electricity 36.7 36.8 Flowing Available Available “On” 35.0 31.4 Customers will select Suppliers who: Deliver on Time Deliver a Working Product Support all Products in the Field ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 Chart Source: European Industrial Forecast adjusted to nominal dollars Strong Companies Perform Well During All Phases of Business Cycles

Financial Update

Key Financial Highlights Credit Markets Flowserve has a durable capital structure Continuing to monitor customers, financial relationships, counter parties and suppliers Aftermarket Continued strong execution on our aftermarket strategies, driving market share gain Strong growth in Flowserve’s AM business YTD with bookings up approximately 17%, including 20% bookings growth YTD for FPD Continued Strong Operating Margin Expansion of 340 bps YTD Driven by: Operational excellence, higher end product sales, improved pricing and volume leverage, resulting in improved gross margin of 220 bps YTD Cost containment, operational excellence and volume leverage resulting in a reduction in SG&A of 140 bps YTD Tax Net benefits from tax items of $0.22 in Q3 2008 and $0.38 YTD As of October 28th, estimate full year tax rate of approximately 25%, which is at low end of previous guidance of 25%-27%

Key Financial Highlights Strong cash flow generation from operations in Q3 2008 of $173 million Currency About two-thirds of our business is international and we use forward currency contracts to hedge future cash flows First half 2008 currency benefit based on the strengthening of many foreign currencies, most notably the move of the EUR from 1.46 at 12/31/07 to 1.57 at 7/31/08 Recent dramatic USD strengthening against all of Flowserve’s significant currencies creates a significant impact July guidance based on approximately 1.57 EUR for second half 2008; actual rates for Q3 2008 and current spot rates for Q4 2008 drive an adverse currency impact of approximately $0.60 for second half 2008, including an estimate of approximately $0.40 in Q4 2008 Weakening of foreign currency provides the benefit of making our international operations more competitive in the global arena As of October 28th, Expect EPS Target at or Around Upper End Of Previously Announced Range of $7.20 to $7.50

Q3 – Consolidated Financial Results ($ millions) 3rd Quarter Year-to-Date 2007 2008 Delta ($) Delta (%) 2007 2008 Delta ($) Delta (%) Bookings $ 1,061.0 $ 1,373.5 $ 312.5 29.5% $ 1 3,203. $ 4,113.4 $ 910.3 28.4% Sales $ 919.2 6 $ 1,153. $ 234.4 25.5% 3 $ 2,653. $ 3,304.5 $ 651.2 24.5% Gross Profit $ 313.6 $ 404.9 $ 91.3 29.1% 5 $ 881. 7 $ 1,168. $ 287.2 32.6% Gross Margin (%) 34.1% 35.1% 100 bps 33.2% 35.4% 220 bps SG&A $ 210.1 $ 244.7 $ 34.6 16.5% $ 3 623. $ 728.7 $ 105.4 16.9% SG&A (%) 22.9% 21.2% (170 bps) 23.5% 22.1% (140 bps) Income from Affiliates $ 4.8 $ 3.4 $ (1.4) (29.2%) $ 14.3 $ 13.9 $ (0.4) (2.8%) Operating Income $ 108.2 $ 163.6 $ 55.4 51.2% $ 6 272. $ 453.9 $ 181.3 66.5% Operating Margin (%) 11.8% 14.2% 240 bps 10.3% 13.7% 340 bps Interest Expense, net $ 14.4 $ 10.9 $ (3.5) (24.3%) $ 42.7 $ 32.1 $ (10.6) (24.8%) Other Income / (Expense), net $ 1.2 $ (8.7) $ (9.9) (825.0%) $ 2.2 $ 8.4 $ 6.2 281.8% Tax Expense $ 32.0 $ 26.9 $ (5.1) (15.9%) 2 $ 72. $ 2 102. $ 30.0 41.6% Net Earnings $ 63.1 0 $ 117. $ 53.9 85.4% 9 $ 159. $ 328.0 $ 168.1 105.1% Diluted EPS* $ 1.10 $ 2.04 $ 0.94 85.5% 79 $ 2. $ 5.71 $ 2.92 104.7% * As of 9/30/08, 1.1 million shares had been repurchased in conjunction with the company’s previously announced $300 million share buyback program Continued Record Financial Performance

Flowserve Pump Division – Q3 Segment Results ($ millions) 3rd Quarter Year-to-Date 2007 2008 Delta ($) Delta (%)2007 2008 Delta ($) Delta (%) Bookings $ 594.9 $ 858.3 $ 263.4 44.3% $ 1,869.3 $ 2,484.9 $ 615.6 32.9% Sales $ 496.4 $ 639.2 $ 142.8 28.8% $ 1,440.3 $ 1,833.5 $ 393.2 27.3% Gross Profit $ 147.9 $ 194.8 $ 46.9 31.7% $ 408.9 $ 575.5 $ 166.6 40.7% Gross Margin (%) 29.8% 30.5% 70 bps 28.4% 31.4% 300 bps SG&A $ 80.1 $ 96.0 $ 15.9 19.9% $ 237.1 $ 296.4 $ 59.3 25.0% SG&A (%) 16.1% 15.0% (110 bps) 16.5% 16.2% (30 bps) Income from Affiliates $ 1.1 $ 0.5 $ (0.6) (54.5%) 0 $ 4. $ 2.1 $ (1.9) (47.5%) Operating Income $ 68.9 $ 99.3 $ 30.4 44.1% $ 175.9 $ 281.2 $ 105.3 59.9% Operating Margin (%) 13.9% 15.5% 160 bps 12.2% 15.3% 310 bps Strong Q3 Bookings, Sales, Gross Margin and Operating Margin

Flowserve Pump Division – Q3 Segment Results ($ millions) 3rd Quarter Year-to-Date 20072008 Delta ($) Delta (%) 2007 2008 Delta ($) Delta (%) OE 370 593 223 60% 1,195 1,676 481 40% Bookings 62% 69% 64% 67% Mix AM 225 265 40 17% 674 809 135 20% 38% 31% 36% 33% OE 288 409 121 42% 854 1,103 249 29% Sales 58% 64% 59% 60% Mix AM 208 230 22 11% 586 731 145 24% 42% 36% 41% 40% 600 bps shift in OE sales Significant Growth in Both OE and AM

Flow Control Division – Q3 Segment Results ($ millions) 3rd Quarter Year-to-Date 2007 2008 Delta ($) Delta (%) 2007 2008 Delta ($) Delta (%) Bookings $ 324.0 $ 367.6 $ 43.6 13.5% $ 948.1 $ 0 1,187. $ 238.9 25.2% Sales $ 295.0 $ 365.2 $ 70.2 23.8% $ 848.7 7 $ 1,035. $ 187.0 22.0% Gross Profit $ 101.1 $ 132.5 $ 31.4 31.1% $ 295.6 $ 371.6 $ 76.0 25.7% Gross Margin (%) 34.3% 36.3% 200 bps 34.8% 35.9% 110 bps SG&A $ 61.9 $ 73.0 $ 11.1 17.9% $ 181.9 $ 211.6 $ 29.7 16.3% SG&A (%) 21.0% 20.0% (100 bps) 21.4% 20.4% (100 bps) Income from Affiliates $ 1.9 $ 1.5 $ (0.4) (21.1%) $ 4.9 $ 6.9 $ 2.0 40.8% Operating Income $ 41.1 $ 61.0 $ 19.9 48.4% $ 118.6 $ 166.9 $ 48.3 40.7% Operating Margin (%) 13.9% 16.7% 280 bps 14.0% 16.1% 210 bps Continued Strong Q3 Operating Results

Flow Solutions Division – Q3 Segment Results ($ millions) 3rd Quarter Year-to-Date 2007 2008 Delta ($) Delta (%) 2007 2008 Delta ($) Delta (%) Bookings $ 159.4 $ 173.0 $ 13.6 8.5% $ 4 438. $ 513.7 $ 75.3 17.2% Sales $ 140.7 $ 170.9 $ 30.2 21.5% $ 4 404. $ 495.5 $ 91.1 22.5% Gross Profit $ 64.5 $ 77.7 $ 13.2 20.5% $ 9 182. $ 223.3 $ 40.4 22.1% Gross Margin (%) 45.8% 45.5% (30 bps) 45.2% 45.1% (10 bps) SG&A $ 35.9 $ 46.4 $ 10.5 29.2% $ 0 107. $ 131.9 $ 24.9 23.3% SG&A (%) 25.5% 27.2% 170 bps 26.4% 26.6% 20 bps Income from Affiliates $ 1.8 $ 1.4 $ (0.4) (22.2%) $ 5.4 $ 5.1 $ (0.3) (5.6%) Operating Income $ 30.4 $ 32.7 $ 2.3 7.6% 4 $ 81. $ 96.6 $ 15.2 18.7% Operating Margin (%) 21.6% 19.1% (250 bps) 20.1% 19.5% (60 bps) Investment in QRC Expansion Is Supporting Growth in Bookings and Sales

Q3 Primary Working Capital Balances for Quarter-End Periods as a % of Trailing Twelve Months Sales ($ millions) Q3 2007 12/31/07 Q3 2008 ($Mil) $ % $ % $ % Receivables* 705 19.9% 667 17.7% 912 20.7% Inventory 730 20.6% 680 18.1% 859 19.5% Payables (413) (11.7%) (513) (13.6%) (471) (10.7%) Primary Working Capital** 1,022 28.8% 834 22.2% 1,300 29.5% Advance Cash*** (236) (6.7%) (252) (6.7%) (386) (8.7%) Total 786 22.1% 582 15.5% 914 20.8% Backlog 2,269 2,277 3,076 * Q3 2008 YTD included impact of receivable factoring elimination of approximately $68 million ** Q3 2008 YTD included impact of $24 million primary working capital related to Niigata Worthington acquisition *** Advance cash commitments from customers to fund working capital Improving Working Capital Efficiency

Q3 Cash Flows ($ millions) Q1 Q2 Q3 Year-to-Date 2008 2008 2008 2007 2008 Net Income 88 123 117 160 328 Depreciation and Amortization 21 21 2158 63 Increase in Working Capital* (272) (116) 70 (173) (318) Other** (9) (34) (35) — (78) Total Operating Activities (172) (6) 173 45 (5) Capital expenditures (14) (23) (36) (61) (73) Other 1 3 6 4 10 Total Investing Activities (13) (20) (30) (57) (63) Net borrowings under lines of credit — - 58 -Dividends (9) (14) (14) (17) (37) Proceeds of debt or other 8 10 4 322 Repurchase of common shares - (35) (100) (45)(135) Proceeds from stock option activity 82 1 13 11 Total Financing Activities 7 (37) (109) 12 (139) Effect of exchange rates 6 2 (18) 4 (10) Net Increase / (Decrease) in Cash (172) (61) 16 4 (217) * Q3 2008 included $1 million impact of receivable factoring elimination; 2008 YTD included $68 million impact of receivable factoring elimination and $24 million of primary working capital impact related to Niigata Worthington acquisition ** 2008 YTD included $50 million optional contribution to U.S. pension plan

Strong Q3 Balance Sheet ($ millions) Facility Drawn LC’s Maturity Available Highlights As of 9/30/08 Size Amount Written Date Interest Rate Term Debt $ 551 $ 551 $ — $ - Aug 2012 LIBOR + 150 bps Interest Rate Revolver$ 400 $ — $ 95 $ 305 Aug 2012 LIBOR + 87.5 bps Bank of America - Lead Bank Cash $ 154 European Renewed and Expanded € 110 € — € 87 € 23 Sept 2009 LC Facility Sept 2008 Approximate $ Available from All Sources $ 491 Calculation to $US spot rate of 1.41 per EUR Limited Interest Rate Risk - Hedges in place for 70% of term debt LIBOR exposure Received Rating Upgrade from Standard & Poor’s in September - Raised to BB/positive outlook from BB-/positive outlook Strong Balance Sheet Provides Financial Flexibility

FY 2008 Outlook

Drivers of EPS Growth Traction on Key Initiatives Tax Rate Fx EPS Improvement $8 As of October 28th Business OE/ Aftermarket Material Price As o Oct. Margin Segment Mix Mix Increase Expect 2008 EPS at or 28th $7 around - — - Estimated upper end of Guidance previously announced effective assumes $6 range of $7.20 – $7.50 tax rate of Gross average + + + + + + approx Q4 2008 at $5 25% Volume Low Cost Organic End User Operational Pricing rate of $4.46 Sales At low Leverage Sourcing Strategy Excellence Growth approx end $4 EUR YE Reduced Tight Division Scaling on Corp. OE/AM & of Compliance Costs HC Mgmt SG&A Red’n Overhead Segment mix 1.27 previous $3 guidance SG&A — - — - - YE range $2.00 $2 + + — - $1 $0.91 YE $0.52 ERP Selling Exp. Tied to YE YE Implementation Strong Bookings $0 Negative impact Positive impact 2004 2005 2006 2007 2008 Target

Looking Forward As of October 28th, expect 2008 EPS target at or around upper end of previously announced range of $7.20 to $7.50 Continued focus on driving strong end-user aftermarket strategy and taking share Driving continued cost containment Maintain strong balance sheet, available capacity and financial flexibility As of October 28th, expect FY 2008 effective tax rate of approximately 25% or less going forward in 2008, at low end of previously communicated guidance range Execution remains biggest key to success Maintain Positive Outlook on Business Opportunities and Execution Capabilities

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